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                                   EXHIBIT 32

                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

This certification is given by the undersigned Chief Executive Officer and Chief Financial Officer of Valley Bancorp ("the Registrant") pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Each of the undersigned hereby certifies, with respect to the Registrant's quarterly report of Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), that:

            1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Barry L. Hulin                                           /s/ Dick Holtzclaw
------------------                                           ------------------
Barry L. Hulin                                                    Dick Holtzclaw
Chief Executive Officer                                  Chief Financial Officer
Valley Bancorp              Date: November 3, 2004                Valley Bancorp